                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT CHARTERED ACCOUNTANT

         We have issued our report dated March 19, 2001 accompanying the consolidated financial statements of Intertape Polymer Group Inc. appearing in the Annual Report on Form 40-F for the year ended December 31, 2000. We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears in the Registration Statement.

/s/Raymond Chabot Grant Thornton

Chartered Accountants


Montreal, Quebec, Canada
April 10, 2002

                                                                   EXHIBIT 23(b)

                                                CONSENT OF COUNSEL

         Shutts & Bowen LLP hereby consents to the use of its name in the Prospectus forming a part of the Registration Statement of Intertape Polymer Group Inc. and in any amendment thereto.

                                       SHUTTS & BOWEN LLP


                                       /s/ Shutts & Bowen LLP
                                       -----------------------------------------
                                           September 17, 2001


Orlando, Florida

                                                                   EXHIBIT 23(c)

                          CONSENT OF STIKEMAN ELLIOTT



TO: The Directors of Intertape Polymer Group Inc.


         We hereby consent to the reference to us and to our opinion in the prospectus dated September 17, 2001 of Intertape Polymer Group Inc. (the "Prospectus") under the headings "Enforceability of Civil Liabilities Against Foreign Persons" and "Interests of Named Experts and Counsel". We also consent to the inclusion of this consent in the registration statement of Intertape Polymer Group Inc. on Form F-3 pursuant to which the Prospectus is filed under the United States Securities Act of 1933, as amended (the "Securities Act"). In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Montreal, Quebec, Canada

                                       STIKEMAN ELLIOTT



                                       /s/ Michael Richards
                                       -----------------------------------------
                                           September 17, 2001